As filed with the Securities and Exchange Commission on July 3, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21499

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management Inc.

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chief Executive Officer

c/o Neuberger Berman Management Inc.

Neuberger Berman Dividend Advantage Fund Inc.

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

Arthur C. Delibert, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Neuberger Berman
Dividend Advantage
Fund Inc.

(Ticker Symbol: NDD)

Semi-Annual Report

April 30, 2008

Contents

THE FUND

Chairman's Letter	1

PORTFOLIO COMMENTARY

Neuberger Berman Dividend Advantage Fund	2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	6

FINANCIAL STATEMENTS	9

FINANCIAL HIGHLIGHTS/PER SHARE DATA	19

Distribution Reinvestment Plan	21

Directory	23

Proxy Voting Policies and Procedures	24

Quarterly Portfolio Schedule	24

Report of Votes of Shareholders	24

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Management Inc." and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. ©2008 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

Dear Shareholder,

I am pleased to present to you this semi-annual report for Neuberger Berman Dividend Advantage Fund Inc. for the sixth-month period ended April 30, 2008. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

The Fund seeks high total return, comprising high current income (a portion of which may be qualified dividend income) and capital appreciation. Securities in the portfolio that meet the requirements for qualified dividend income are taxed at the same federal tax rates applicable to long-term capital gains, which can create a favorable tax situation for shareholders.

The Fund is built on a foundation of fundamental research. An Asset Allocation Committee takes responsibility for allocating assets between income-producing securities recommended by the Neuberger Berman Research Department and real estate company securities — a structure that we believe provides shareholders with an added level of confidence.

Since February 2008, the market for auction rate preferred securities has experienced significant disruption that has resulted in failed auctions for many of these securities, including the auction market preferred shares issued by the Fund. While at this time we cannot predict whether, how or when complete or partial liquidity will return, we continue to work toward finding a solution while keeping in mind the interests of both the common and preferred shareholders of the Fund.

Thank you for entrusting your hard-earned assets to Neuberger Berman. We will continue to work hard to preserve and grow your capital.

Sincerely,

Peter Sundman
Chairman of the Board
Neuberger Berman Dividend Advantage Fund Inc.

Dividend Advantage Fund Inc. Portfolio Commentary

For the six months ended April 30, Neuberger Berman Dividend Advantage Fund Inc. generated a negative return on a net asset value (NAV) basis, outperforming the S&P 500 but trailing the FTSE NAREIT Equity REITs Index.

The Fund includes a mix of 1) income-producing securities that are chosen from among those recommended by our in-house research department and that have, at the time of purchase, a higher dividend yield than the average dividend yield of the S&P 500; 2) common and preferred securities of real estate companies, including real estate investment trusts (REITs); and 3) other income producing securities. Experienced portfolio managers are responsible for the various investment areas.

Non-Real Estate Income-Producing Securities

For the reporting period, the segment of the portfolio derived from our research department and portfolio management team declined less than the S&P 500 Index. The Fund's investments in stocks that have substantial dividend yields helped dampen market-related volatility. Stock selection, on a relative basis, also helped performance.

Within the S&P 500 Index, Energy was the only sector to have positive performance. Holdings in this sector, which was a neutral weighting, matched the performance of S&P 500 counterparts and had the largest positive impact on absolute performance. Consumer Staples holdings, on an overall basis, had a positive return, even though index counterparts declined in value.

Overall performance of Health Care holdings (a relative underweight) was virtually flat, while index counterparts declined substantially. The portfolio segment's Utility holdings underperformed the S&P 500 sector, which declined much less than the broad index. However, their overweighted allocation resulted in the sector contributing positively to relative performance. The portfolio segment's neutrally weighted Industrial holdings also outperformed benchmark counterparts.

Given current economic weakness (and the potential for a delayed recovery should energy prices continue to rise), we believe that neither Consumer Discretionary nor Consumer Staples stocks seem particularly compelling. In contrast, we believe that Materials shares continue to benefit from strong global supply/demand fundamentals. The same is true of the Energy sector, where we favor companies with low cost access to oil and coal reserves. Finally, Utilities are not only offering attractive yields, but many appear to us prepared to expand capacity, which could lead to increased revenues.

Real Estate Securities

The real estate securities portion of the portfolio declined for the reporting period, modestly underperforming the FTSE NAREIT Equity REITs Index.

During the earlier portion of the reporting period, real estate investment trust (REIT) valuations declined considerably and exhibited much volatility in reaction to concerns that constrained credit markets would increase financing costs and that a weak economy would undermine commercial real estate fundamentals. A combination of reduced interest

INDUSTRY DIVERSIFICATION

(% of Total Net Assets Applicable to Common Shareholders)
Aerospace & Defense	2.3%
Air Freight & Logistics	1.2
Apartments	14.2
Banking & Financial	7.0
Basic Materials	4.4
Broadcasting	1.7
Community Centers	8.0
Consumer Products & Services	1.4
Consumer Staples	1.9
Diversified	6.5
Energy	5.8
Energy Equipment & Services	1.3
Entertainment	1.3
Financial Services	1.3
Food & Beverage	1.1
Forest Products & Paper	1.1
Health Care	11.1
Home Builders	2.0
Industrial	5.7
Insurance	3.3
Lodging	1.7
Machinery & Equipment	2.3
Office	7.5
Office-Industrial	1.7
Oil & Gas	4.8
Pharmaceutical	1.9
Regional Malls	12.1
Self Storage	4.6
Semiconductors	1.3
Telecommunications	2.9
Thrifts & Mortgage Finance	1.3
Utilities	10.0
Short-Term Investments	42.7
Liabilities, less cash, receivables and other assets, and Liquidation Value of Auction Market Preferred Shares	(77.4)

rates, increased credit liquidity, and indications that the economic downturn may not be as severe as feared helped REITs finish the period on an upswing. The gains were not enough, however, to move the NAREIT index into positive territory for the reporting period.

Investments in the top performing and overweighted Health Care sector had the largest favorable impact on absolute returns. In this sector, portfolio holdings outperformed index counterparts. The portfolio segment's Self Storage allocation, which was also overweight, was another strong sector. Holdings in Regional Malls and Lodging/Resorts sectors declined in value, but still posted favorable relative performance.

Diversified sector holdings (primarily REITs with substantial office property ownership) and a modest allocation to Home Financing REITs hindered returns. We had carefully analyzed the credit quality of Home Financing REIT assets, but the portfolio was still negatively affected by the sharp sell-off in this sector.

We continue to like the less economically sensitive Health Care sector and, in our view, supply/demand fundamentals continue to make Apartment sector REITs appealing. We also believe that the sell-off in the Office sector has been too extreme and that Industrial REITs should bounce back, given that manufacturing and export activity remains strong.

We believe that REITs are offering reasonably good value, especially in today's low-interest-rate environment. Based on price/funds-from-operations (real estate securities' equivalent to price/earnings), REITs are in the middle of their historical valuation range; in addition, their yields exceed those of 10-Year U.S. Treasury securities.

Sincerely,

Neuberger Berman
Dividend Advantage Fund Inc.
Asset Allocation Committee

PERFORMANCE HIGHLIGHTS

Neuberger Berman

NAV[1,3,4]	Inception Date	Total Return Six Month Period Ended 4/30/2008	Total Return 1 Year Ended 4/30/2008	Average Annual Total Return Since Inception
Dividend Advantage Fund	03/25/2004	(8.89%)	(10.29%)	15.94%
Market Price[2,3,4]	Inception Date	Total Return Six Month Period Ended 4/30/2008	Total Return 1 Year Ended 4/30/2008	Average Annual Total Return Since Inception
Dividend Advantage Fund	03/25/2004	(5.33%)	(12.41%)	12.09%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not guarantee of future results.

Endnotes

1  Returns based on net asset value (NAV) of the Fund.

2  Returns based on market price of Fund shares on the American Stock Exchange.

3  Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2010. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

4  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring the large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the indices.

Schedule of Investments Dividend Advantage Fund Inc.

(Unaudited)

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Simon Property Group	5.3
2	Ventas, Inc.	5.2
3	Public Storage	4.6
4	ProLogis	4.0
5	Taubman Centers	3.5
	Holding	%
6	Equity Residential	3.4
7	Kimco Realty	3.3
8	Federal Realty Investment Trust	3.1
9	Boston Properties	3.0
10	Vornado Realty Trust	2.9

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (133.0%)
Aerospace & Defense (2.3%)
33,900	Northrop Grumman	$2,494
Air Freight & Logistics (1.2%)
17,900	United Parcel Service	1,296	È
Apartments (14.2%)
28,100	American Campus Communities	858	È
28,000	AvalonBay Communities	2,793	È
38,100	BRE Properties	1,827	È
30,700	Camden Property Trust	1,624
90,600	Equity Residential	3,762	È
16,200	Essex Property Trust	1,928
15,400	Home Properties	809	È
75,200	UDR, Inc.	1,901	È
		15,502
Banking & Financial (7.0%)
31,800	Bank of America	1,194
27,337	Bank of New York Mellon	1,190
30,400	Citigroup Inc.	768
14,500	Hartford Financial Services Group	1,034
29,700	J.P. Morgan Chase	1,415
22,000	Lincoln National	1,183	È
27,300	Wells Fargo	812
		7,596
Basic Materials (3.0%)
3,400	Rio Tinto	1,598
38,600	Teck Cominco Class B	1,686	ØØ
		3,284
Broadcasting (1.7%)
82,800	CBS Corp. Class B	1,910	È
Community Centers (8.0%)
56,100	Acadia Realty Trust	1,438
88,100	Equity One	2,176	È
40,900	Federal Realty Investment Trust	3,360
43,000	Tanger Factory Outlet Centers	1,735
		8,709

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Consumer Products & Services (1.4%)
25,900	Wal-Mart Stores	$1,502	ØØ
Consumer Staples (1.9%)
30,300	Procter & Gamble	2,032
Diversified (6.5%)
15,900	3M Co.	1,223
42,450	Brookfield Asset Management Class A	1,389	È
14,600	Eaton Corp.	1,282
34,200	Vornado Realty Trust	3,184
		7,078
Energy (5.8%)
28,500	Exxon Mobil	2,652
100,600	Spectra Energy	2,485
73,000	TECO Energy	1,169
		6,306
Energy Equipment & Services (1.3%)
57,000	Precision Drilling Trust	1,428	È
Entertainment (1.3%)
72,200	Regal Entertainment Group	1,369	È
Financial Services (1.3%)
20,200	PNC Financial Services Group	1,401
Food & Beverage (1.1%)
15,300	Diageo PLC ADR	1,253	È
Forest Products & Paper (1.1%)
19,000	Weyerhaeuser Co.	1,214
Health Care (11.1%)
35,600	Abbott Laboratories	1,878
41,700	HCP, Inc.	1,489
37,300	Health Care REIT	1,807
34,800	Nationwide Health Properties	1,253
116,100	Ventas, Inc.	5,638	È
		12,065

See Notes to Schedule of Investments

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Home Builders (2.0%)
41,800	D.R. Horton	$647
35,500	Lennar Corp. Class A	654	È
5,700	M/I Homes	98	È
38,900	Pulte Homes	507	È
10,200	Toll Brothers	231	*È
		2,137
Industrial (5.7%)
33,338	AMB Property	1,925	È
69,000	ProLogis	4,320
		6,245
Insurance (3.3%)
50,400	Arthur J. Gallagher	1,239
31,000	Endurance Specialty Holdings	1,151	È
33,700	Willis Group Holdings	1,171
		3,561
Lodging (1.4%)
90,100	Host Hotels & Resorts	1,550	È
Machinery & Equipment (2.3%)
30,000	Caterpillar Inc.	2,456
Office (7.5%)
21,400	Alexandria Real Estate Equities	2,247	È
13,000	BioMed Realty Trust	338
32,200	Boston Properties	3,236
30,100	Corporate Office Properties Trust	1,123
13,500	SL Green Realty	1,253
		8,197
Office—Industrial (1.7%)
48,700	Digital Realty Trust	1,887	È
Oil & Gas (4.8%)
57,000	Canadian Oil Sands Trust	2,560
31,600	Occidental Petroleum	2,629
		5,189
Pharmaceutical (1.9%)
31,600	Johnson & Johnson	2,120	È
Regional Malls (12.1%)
90,800	Kimco Realty	3,624	È
58,400	Simon Property Group	5,832
67,000	Taubman Centers	3,797
		13,253
Self Storage (4.6%)
55,500	Public Storage	5,034	È

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Semiconductors (1.3%)
44,900	Analog Devices	$1,446	È
Telecommunications (2.9%)
56,100	AT&T Inc.	2,172
33,500	Nokia Corp. ADR	1,007
		3,179
Thrifts & Mortgage Finance (1.3%)
78,700	New York Community Bancorp	1,469
Utilities (10.0%)
11,600	Entergy Corp.	1,332
15,100	Exelon Corp.	1,291
16,200	FirstEnergy Corp.	1,225
18,100	FPL Group	1,200	È
23,100	ITC Holdings	1,289	È
37,500	New Jersey Resources	1,194	È
23,200	PPL Corp.	1,114
25,000	Public Service Enterprise Group	1,098
20,400	Sempra Energy	1,156
		10,899
	Total Common Stocks (Cost $136,506)	145,061
Preferred Stocks (0.3%)
Lodging (0.3%)
19,000	LaSalle Hotel Properties, Ser. D (Cost $475)	400
Convertible Preferred Stocks (1.4%)
Basic Materials (1.4%)
9,300	Freeport-McMoRan Copper & Gold (Cost $948)	1,515
Short-Term Investments (42.7%)
13,279,863	Neuberger Berman Prime Money Fund Trust Class	13,280	#@ØØ
33,646,535	Neuberger Berman Securities Lending Quality Fund, LLC	33,310	‡
	Total Short-Term Investments (Cost $46,895)	46,590
	Total Investments (177.4%) (Cost $184,824)	193,566##
	Liabilities, less cash, receivables and other assets [(29.3%)]	(31,989)
	Liquidation Value of Auction Market Preferred Shares [(48.1%)]	(52,500)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$109,077

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

† Investments in equity securities by Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At April 30, 2008, the cost of investments for U.S. federal income tax purposes was $186,231,000. Gross unrealized appreciation of investments was $13,030,000 and gross unrealized depreciation of investments was $5,695,000, resulting in net unrealized appreciation of $7,335,000 based on cost for U.S. federal income tax purposes.

ØØ All or a portion of this security is segregated in connection with obligations for interest rate swap contracts and/or security lending.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman
(000's omitted except per share amounts)

DIVIDEND ADVANTAGE FUND
April 30, 2008
Assets
Investments in securities, at market value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$146,976
Affiliated issuers	46,590
193,566
Dividends and interest receivable	243
Receivable for securities sold	4,296
Receivable for securities lending income (Note A)	83
Total Assets	198,188
Liabilities
Interest rate swaps, at market value (Note A)	88
Payable for collateral on securities loaned (Note A)	33,688
Distributions payable—preferred shares	97
Payable for securities purchased	2,495
Payable to investment manager—net (Notes A & B)	52
Payable to administrator (Note B)	33
Payable for securities lending fees (Note A)	77
Accrued expenses and other payables	81
Total Liabilities	36,611
Auction Market Preferred Shares Series A & B at liquidation value 4,800 shares authorized; 2,100 shares issued and outstanding $.0001 par value; $25,000 liquidation value per share (Note A)	52,500
Net Assets applicable to Common Shareholders at value	$109,077
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$108,409
Distributions in excess of net investment income	(24,595)
Accumulated net realized gains (losses) on investments	16,588
Net unrealized appreciation (depreciation) in value of investments	8,675
Net Assets applicable to Common Shareholders at value	$109,077
Common Shares Outstanding ($.0001 par value, 999,995,200 shares authorized)	5,805
Net Asset Value Per Common Share Outstanding	$18.79
† Securities on loan at market value:	$32,992
* Cost of Investments:
Unaffiliated issuers	$137,929
Affiliated issuers	46,895
Total cost of investments	$184,824

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman (000's omitted)
DIVIDEND ADVANTAGE FUND
For the Six Months Ended April 30, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,715
Income from investments in affiliated issuers (Note E)	157
Income from securities loaned—net (Note E)	24
Foreign taxes withheld	(37)
Total income	$2,715
Expenses:
Investment management fees (Notes A & B)	500
Administration fees (Note B)	208
Auction agent fees (Note B)	67
Audit fees	24
Basic maintenance expense (Note B)	13
Custodian fees (Note B)	49
Insurance expense	3
Legal fees	17
Shareholder reports	26
Stock exchange listing fees	4
Stock transfer agent fees	10
Directors' fees and expenses	15
Miscellaneous	27
Total expenses	963
Investment management fees waived (Notes A & B)	(170)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(21)
Total net expenses	772
Net investment income (loss)	$1,943
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(4,199)
Sales of investment securities of affiliated issuers	(74)
Interest rate swap contracts	46
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(14,471)
Affiliated investment securities	(305)
Interest rate swap contracts	(275)
Net gain (loss) on investments	(19,278)
Distributions to Preferred Shareholders	(1,243)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(18,578)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	DIVIDEND ADVANTAGE FUND
	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$1,943	$3,584
Net realized gain (loss) on investments	(4,227)	27,817
Change in net unrealized appreciation (depreciation) of investments	(15,051)	(17,989)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(1,243)	(529)
Net realized gain on investments	__	(2,268)
Total distributions to preferred shareholders	(1,243)	(2,797)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(18,578)	10,615
Distributions to Common Shareholders From (Note A):
Net investment income	(25,197)	(3,817)
Net realized gain on investments	__	(16,376)
Total distributions to common shareholders	(25,197)	(20,193)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(43,775)	(9,578)
Net Assets Applicable to Common Shareholders:
Beginning of period	152,852	162,430
End of period	$109,077	$152,852
Distributions in excess of net investment income at end of period	$(24,595)	$(98)

See Notes to Financial Statements

Notes to Financial Statements Dividend Advantage Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") was organized as a Maryland corporation on January 29, 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of April 30, 2008 and the open tax years as of October 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on October 31, 2007, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps and the character of distributions paid were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$4,345,325	$9,900,305	$18,644,986	$10,899,234	$—	$—	$22,990,311	$20,799,539

  As of October 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$21,325,950	$23,192,487	$—	$44,518,437

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

5  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay quarterly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable quarterly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in-capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that a distribution will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2008 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

  The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2007, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2008, the Fund estimated these amounts for the period January 1, 2008 to April 30, 2008 within the financial statements since 2008 information is not available from the REITs until after the Fund's fiscal period. For the year ended October 31, 2007, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

  Subsequent to April 30, 2008, the Fund on May 15, 2008 declared a distribution to common shareholders in the amount of $0.30 per share payable June 16, 2008, to shareholders of record on May 27, 2008, with an ex-date of May 22, 2008.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8  Redeemable preferred shares: On March 4, 2004, the Fund re-classified 4,800 unissued shares of capital stock as Series A Auction Market Preferred Shares and Series B Auction Market Preferred Shares ("AMPS"). On June 28, 2004, the Fund issued 1,050 Series A AMPS and 1,050 Series B AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

  Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders and, as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. Earlier this year, most broker-dealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

  Beginning in February 2008, the auctions for the Fund's AMPS have consistently failed. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Fund nor have they affected the credit quality of the AMPS, which all continue to be rated AAA/Aaa. The Fund has paid, and continues to pay, distribution rates on its AMPS that are set at the maximum rate, which is the greater of 125% of the base rate or 125 basis points plus the base rate (the base rate is the LIBOR Rate for the period most closely approximating the applicable AMPS series' dividend period) as a result of the failed auctions.

  If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Fund's returns for common shareholders could be adversely affected. The Fund continues to monitor the developments in the AMPS market and consider the interests of the common and preferred shareholders when evaluating any potential solutions.

  Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS and every 28 days for Series B AMPS. Distribution rates are reset every 7 days for Series A AMPS and every 28 days for Series B AMPS based on the results of an auction, except during special rate periods. For the six months ended April 30, 2008, distribution rates ranged from 4.00% to 6.00% for Series A and 3.85% to 6.00% for Series B AMPS. The Fund declared distributions to preferred shareholders for the period May 1, 2008 to May 31, 2008 of $82,509 and $89,451 for Series A and Series B AMPS, respectively.

  The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

9  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2008, the Fund had an outstanding interest rate swap contract as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Merrill Lynch	$40,000,000	July 16, 2008	3.818%	2.713%	$(18,414)	$(70,028)	$(88,442)

(1)  30 day LIBOR (London Interbank Offered Rate) at April 14, 2008.

10  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  eSecLending currently serves as exclusive lending agent for the Fund. In addition, for part of the fiscal period, Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, served as exclusive lending agent for the Fund. The Fund selected Neuberger through a bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents a guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended April 30, 2008, the Fund received net income under the securities lending arrangement of approximately $23,772, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the six months ended April 30, 2008, "Income from securities loaned—net" consisted of approximately $619,419 in income earned on cash collateral and guaranteed amounts (including approximately $575,637 of interest income earned from the Quality Fund and $4,316 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $595,647 (including approximately $8,214 retained by Neuberger).

11  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended April 30, 2008, management fees waived under this Arrangement amounted to $3,352 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2008, income earned under this Arrangement amounted to $156,643, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

13  Concentration of risk: Under normal market conditions, the Fund's investments will be primarily concentrated in 1) income-producing securities recommended by the Neuberger Berman Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Composite Stock Index and 2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

14  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

  Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2008	0.20
2009	0.14
2010	0.07

  Management has not contractually agreed to waive any portion of its fees beyond October 31, 2010.

  For the six months ended April 30, 2008, such waived fees amounted to $166,718.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $20,478.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2008, the impact of this arrangement was a reduction of expenses of $278.

  In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

  During the six months ended April 30, 2008, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $68,154,338 and $100,052,543, respectively.

  During the six months ended April 30, 2008, brokerage commissions on securities transactions amounted to $196,397, of which Neuberger received $527, Lehman Brothers Inc. received $33,219, and other brokers received $162,651.

Note D—Capital:

  At April 30, 2008, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
5,805,236	5,236

  There were no transactions in common shares for the six months ended April 30, 2008 and the year ended October 31, 2007.

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2008	Value April 30, 2008	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	14,258,889	47,321,454	48,300,480	13,279,863	$13,279,863	$156,643
Neuberger Berman Securities Lending Quality Fund, LLC**	19,396,901	173,933,420	159,683,786	33,646,535	33,310,070	575,637
Total					$46,589,933	$732,280

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncements:

  In September 2006, Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial position or results of operations.

  In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note G—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Dividend Advantage Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended April 30,		Year Ended October 31,			Period from March 30, 2004^ to October 31,
	2008		2007	2006	2005	2004
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$26.33		$27.98	$23.46	$20.65	$19.10
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.33		.62	.74	.62	.39
Net Gains or Losses on Securities (both realized and unrealized)	(3.32)		1.69	7.36	3.66	1.99
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.21)		(.09)	(.09)	(.12)	(.03)
Net Capital Gains¢	—		(.39)	(.33)	(.15)	(.00)
Tax Return of Capital¢	—		—	—	—	(.02)
Total Distributions to Preferred Shareholders	(.21)		(.48)	(.42)	(.27)	(.05)
Total From Investment Operations Applicable to Common Shareholders	(3.20)		1.83	7.68	4.01	2.33
Less Distributions to Common Shareholders From:
Net Investment Income	(4.34)		(.66)	(.71)	(.54)	(.32)
Net Capital Gains	—		(2.82)	(2.45)	(.66)	(.09)
Tax Return of Capital	—		—	—	—	(.19)
Total Distributions to Common Shareholders	(4.34)		(3.48)	(3.16)	(1.20)	(.60)
Less Capital Charges From:
Issuance of Common Shares	—		—	—	—	(.04)
Issuance of Preferred Shares	—		—	—	—	(.14)
Total Capital Charges	—		—	—	—	(.18)
Common Share Net Asset Value, End of Period	$18.79		$26.33	$27.98	$23.46	$20.65
Common Share Market Value, End of Period	$17.13		$23.10	$24.21	$20.00	$18.69
Total Return, Common Share Net Asset Value†	-8.89	%**	+7.78%	+38.59%	+20.57%	+11.83%**
Total Return, Common Share Market Value†	-5.33	%**	+9.29%	+40.66%	+13.57%	-3.33%**
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$109.1		$152.9	$162.4	$136.2	$119.9
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$52.5		$52.5	$52.5	$52.5	$52.5
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.38	%*	1.19%	1.23%	1.30%	1.14%*
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.35	%*	1.17%	1.22%	1.28%	1.12%*
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	3.39	%*	2.32%	3.00%	2.72%	3.47%*
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.17	%*	1.81%	1.72%	1.18%	.47%*
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	1.22	%*	.51%	1.28%	1.54%	3.00%*
Portfolio Turnover Rate	41	%**	94%	56%	63%	28%**
Asset Coverage Per Preferred Share, End of Period@	$76,988		$97,823	$102,380	$89,880	$82,086

See Notes to Financial Highlights

Notes to Financial Highlights Dividend Advantage Fund Inc. (Unaudited)

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Six Months Ended April 30,	Year Ended October 31,			Period from March 30, 2004 to October 31,
2008	2007	2006	2005	2004
1.64%	1.44%	1.50%	1.57%	1.38%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††  Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

Distribution Reinvestment Plan

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Stock Transfer Agent

The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Report of Votes of Shareholders

An annual meeting of shareholders of Neuberger Berman Dividend Advantage Fund Inc. was held on April 14, 2008. Shareholders voted on the following matter: (1) To elect six Class III Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2011, or until their successors are elected and qualified. Class I Directors (which include Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp and Peter E. Sundman) and Class II Directors (which include John Cannon, C. Anne Harvey, George W. Morriss, Tom D. Seip and Jack L. Rivkin) continue to hold office until the annual meeting in 2009 and 2010, respectively.

Proposal 1 — To elect six Class III Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2011.

Common and Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Martha C. Goss	4,694,023.399	107,840.83	—	—
Robert A. Kavesh	4,694,023.399	107,840.83	—	—
Edward I. O'Brien	4,694,023.399	107,840.83	—	—
William E. Rulon	4,694,023.399	107,840.83	—	—
Candace L. Straight	4,694,023.399	107,840.83	—	—

Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Howard A. Mileaf	1,890	184	—	—

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158—0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

      10210 0608

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Dividend Advantage Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer or principal accounting officer.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21499 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.  There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Only required in the annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21499 (filed July 10, 2006).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated  by reference into any filing under the Securities Act of 1933 or the  Exchange  Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Dividend Advantage Fund Inc.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date:  June 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: June 24, 2008

By: /s/ John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date: June 24, 2008